Filed under Rule 497(e)

Registration No. 033-52742

SunAmerica Series Trust

(the “Trust”)

Supplement dated July 27, 2023, to the Statement of Additional

Information of the Trust, dated May 1, 2023, as

supplemented to date (the “SAI”)

Effective immediately, the text of footnote 5 under the “TRUSTEES AND OFFICERS OF THE TRUST” table, footnote 3 under the “TRUSTEE OWNERSHIP OF PORTFOLIO SHARES” table and footnote 3 under the “Compensation of Trustees” table is hereby replaced with the following:

On January 18, 2023, the Board approved a temporary exception to the Independent Trustee Retirement Policy to extend the term of Mr. Ray until the earlier of the adjournment of the meeting of the Board on June 8, 2023, or such time as his successor is duly elected and qualified. On July 27, 2023, the Board approved another temporary exception to the Independent Trustee Retirement Policy to reinstate the term of Mr. Ray until the earlier of the adjournment of the meeting of the Board on October 12, 2023, or such time as his successor is duly elected and qualified.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SASTSAI-SUP1.2 (07/23)